UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  July 22, 2002

Merlin Software Technologies International, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-27189
(Commission File Number)

88-0398103
(IRS Employer Identification No.)

4370 Dominion Street, 3rd Floor
Burnaby, British Columbia, Canada V5G 4L7
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 320-7227

Not applicable
(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

We have established a new subsidiary, MASUBI LLC, ("MASUBI"), as a limited liability company under the laws of Delaware to expand the business opportunities for our products in India and the Middle East and to facilitate the restructuring of our overall capital structure.

Pursuant to the restructuring, which closed as of July 22, 2002, we acquired 401,000 common equity units in the capital of MASUBI representing all of the issued and outstanding common equity of MASUBI. We also acquired 275,000 preferred equity units in MASUBI. We acquired the common equity and preferred equity units in consideration of $250,000 in cash and the granting of a perpetual non-exclusive, royalty-fee license to use and exploit the source code of our computer software for our EssentialServerTM and SecurDVRTM products as they will exist on December 31, 2002. We then sold these 275,000 preferred equity units to SDS Merchant Fund LP. ("SDS"), a third party investor, in payment and settlement of $2.75 million of the bridge financing that SDS has extended to us during 2001 and 2002, thereby reducing our annual interest expense by approximately $250,000. SDS has also subscribed for additional preferred equity units of MASUBI for $250,000 in cash. The cash has been placed in escrow pursuant to an Escrow Agreement dated as of July 22, 2002.

The preferred equity units are fully voting, and give SDS 43% of the voting rights attaching to all outstanding equity units of MASUBI. We have retained ownership of all of the common equity units of MASUBI, giving us 57% voting control over MASUBI. We have pledged our common equity units in MASUBI and granted additional security interests in certain of our intellectual property to secure certain indebtedness to SDS and the other holders of our Series B Notes. In addition, MASUBI has guaranteed certain of our indebtedness to SDS and, together with our Company, have caused certain intellectual property to be placed in escrow.

MASUBI provides Merlin with a vehicle for implementing a strategic alliance with ICICI Infotech, Inc. ("ICICI Infotech") that was contemplated by a non-binding Memorandum of Understanding signed by the parties in February, 2002. MASUBI intends to collaborate with ICICI Infotech to rapidly deploy its products based on the growing need for security and surveillance products by government, corporate and financial institutions in the India and Middle Eastern markets. Business development expenses (including salaries, benefits, and operational costs) to build MASUBI's business in India and the Middle East will be borne directly by MASUBI.

Under the license that we have granted to MASUBI, MASUBI has the exclusive right to manufacture, market and distribute our EssentialServerTM and SecurDVRTM products in India, Pakistan, Saudi Arabia, Afghanistan, Iraq, Iran, Oman, United Arab Emirates, Yemen, Bahrain, Egypt, Libya, Turkey, Quatar, Jordan, Syria, Kuwait, Lebanon, the Philippines and Malaysia, and the non-exclusive right to manufacture, market and distribute these products in certain other regions, including the United States but excluding China, Japan, Taiwan, Korea and Canada. In addition, Merlin and MASUBI entered into a non-exclusive intellectual property sharing agreement. We will provide MASUBI with development, maintenance and training support and other fee-based services. We have also granted to MASUBI a preferential right to provide us with outsourcing software engineering services.

Pursuant to a Securities Purchase Agreement dated as of July 22, 2002 among MASUBI, our Company, SDS, Pequot Scout Fund, L.P., Narragansett Offshore Ltd. and Narragansett I, L.P., SDS may tender its preferred equity units of MASUBI in exchange for shares of common stock in the capital of our Company: (a) until July 31, 2004 at an exchange ratio of 13.3 shares of our common stock for each unit tendered (provided that if the market price of our stock has been greater than $1.50 for at least 20 trading days during any consecutive 30 trading days, the exchange ratio shall be 6.7 shares of our common stock for each unit tendered); and (b) after July 31, 2004, the greater of (1) that number of shares of our common stock as determined in accordance with the foregoing subclause (a) as of July 31, 2004, and (2) that number of shares of our common stock resulting from dividing 10 by the market price of our stock. Such exchange right shall be exercisable until the earlier of July 22, 2006 and such time that the dividends distributed to SDS on the preferred equity units of MASUBI shall in the aggregate equal $6,000,000.

Under the Securities Purchase Agreement, if at any time after July 22, 2004 the market price of our stock is greater than $2.50 for at least 20 consecutive trading days, SDS shall be required to sell to us all of its preferred equity units of MASUBI in exchange for such number of shares of common stock in the capital of our Company as shall be determined under such of the foregoing exchange ratios as shall then be applicable.

Under the terms attaching to the preferred equity units of MASUBI, the holders of such units are entitled to receive semi-annually out of the assets of MASUBI legally available for the payment of dividends, prior to and in preference to any declaration or payment any dividend on the common equity units, cumulative cash dividends at the rate of $10 per unit per annum (being the original purchase price of each preferred equity unit), subject to adjustment. The dividends on the preferred equity units shall be deferred and not be paid before June 30, 2003, but, until such date, MASUBI may, at its option, in lieu of accrued cash dividends issue additional fully-paid and non-assessable preferred equity units at an annual rate of 0.15 of a unit on each preferred equity unit then outstanding. In addition to such dividend rights, the holders of the preferred equity units are entitled under MASUBI's Operating Agreement to a preferential cash sweep, pursuant to which MASUBI must distribute to the holders of the preferred equity units as dividends two-thirds of its "Available Cash",and to the holders of its common equity units one-third of its "Available Cash", until the earlier of: (a) July 22, 2007, or (b) such time that the dividends distributed to the holders of the preferred equity units solely under the preferential cash sweep provision of the Operating Agreement shall in the aggregate equal $6,000,000. "Available Cash" means the amount of MASUBI's after-tax income exceeding the sum of $2,000,000 and the reserve amount to be set aside for MASUBI's capital requirements pursuant to MASUBI's Operating Plan, which is to be adopted subject to the approval of at least two-thirds of MASUBI's directors.

Each preferred equity unit is convertible into one common equity unit of MASUBI, subject to adjustment under certain antidilution provisions: (a) at any time at the option of the holder; and (b) automatically if MASUBI effects a firm commitment underwritten offering of its common equity units, registered under the Securities Act of 1933 (or under the equivalent statute in the Republic of India), provided that the aggregate proceeds of the offering to MASUBI shall be at least $30,000,000, the price per unit shall be at least equal to the quotient of $35,050,000 divided by the number of common equity units then outstanding, and, as a result of the offering, MASUBI's common equity units are listed on a national securities exchange or trading market.

In the event of any liquidation, dissolution or winding up of MASUBI, the holders of the preferred equity units are entitled to receive out of the assets of MASUBI legally available for distribution, prior to and in preference to any distribution to the holders of the common equity units, a preferential liquidation amount equal to the greater of: (a) $20 per preferred equity unit, subject to adjustment, plus all accrued but unpaid dividends, and (b) such amount as would have been payable per each preferred equity unit had such unit been converted into common equity units immediately prior to the liquidation, dissolution or winding up.

We, SDS and MASUBI are parties to a Stockholders Agreement dated as of July 22, 2002 which provides, among other things, that:

- MASUBI's board of directors shall consist of no more than five members;

- the initial members of MASUBI's board of directors shall be Raahim Don (who has also been appointed the President of MASUBI) and Trevor McConnell (our CFO and the Secretary of MASUBI);

- at any time at which members of MASUBI shall vote, or shall have the right to vote, for the election of directors, the holders of the preferred equity units (collectively, the "Investors") and the holders of the common equity units shall vote in favor of the following actions: (1) for so long as any Investors own any equity units of MASUBI to cause and maintain the election to MASUBI's board of two individuals nominated by the affirmative vote of the holders of the preferred equity units, and (2) to cause and maintain the election to MASUBI's board of three individuals nominated by the affirmative vote of the holders of the common equity units;

- so long as SDS continues to own 20% or more of any voting securities of MASUBI, SDS shall have a right of first refusal with respect to any common equity units that the holder thereof proposes to sell, assign or otherwise dispose of;

- if we have repaid in full all of our debts and obligations to SDS, we shall have a right of first refusal with respect to any equity securities of MASUBI that any Investor proposes to sell, assign or otherwise dispose of;

- until the earlier of (1) July 31, 2006, (2) the conversion of all of the outstanding preferred equity units into common equity units, or (3) the exchange of all of the preferred equity units then held by SDS for shares of our common stock pursuant to the Securities Purchase Agreement, each Investor shall have the right to participate in any proposed sale, transfer or other disposition of equity units by another unit holder;

- subject to certain limitations, so long as we continue to own at least 20% of the common equity units of MASUBI on a fully-diluted basis, we shall have the right to participate in any proposed sale, transfer or disposition by SDS of any equity units of MASUBI to ICICI Inc.;

- if any equity units of MASUBI become subject to transfer, assignment or other disposition by reason of the bankruptcy or insolvency of, or distraint, foreclosure or any similar proceeding against, the holder, then, subject to any security interests granted in such equity units, MASUBI and then the Investors who are not subject to any such proceeding shall have successive rights of first refusal to purchase all or any such units;

- if the holder of any common equity units of MASUBI is subject to any transaction that results in a change of control of such holder (whereby any person acquires, directly or indirectly or by means of a voting trust, control over 35% or more of the voting securities of such holder), the Investors shall have the right to put any or all of their equity units to such common equity unit holder for purchase at their fair market value;

- if the Investors do not exercise such put rights with certain time periods, MASUBI shall have the right to purchase from such common equity unit holder any or all of its common equity units; and

- if SDS continues to own at least 240,000 preferred equity units of MASUBI (subject to adjustment) and it desires to effect a sale of MASUBI to an unrelated person (the "Acquirer") at a valuation of MASUBI of at least $21,030,000, either by way of a sale of shares or assets, by way of a merger or consolidation, or any combination thereof, then, subject to the rights of first refusal discussed above, all of the other Investors and the holders of common equity units, shall be obligated to sell all of their equity units of MASUBI to the Acquirer.

MASUBI has granted us 100,000 warrants, each entitling us upon exercise to purchase one common equity unit of MASUBI at an exercise price of $20 per unit for a period of five years, subject to adjustment. In addition, MASUBI has issued to SDS and the other holders of our Series B Notes an aggregate of 100,000 warrants, each entitling the holder upon exercise to purchase one common equity unit of MASUBI at an exercise price of $10 per unit for a period of five years, subject to adjustment.

For further details concerning the foregoing transaction, please refer to the following material contracts filed as exhibits to this current report.

Item 7. Exhibits

10. Material Contracts

10.1 Software Escrow Agreement dated July 22, 2002 among Merlin Software Technologies International, Inc., Merlin Software Technologies, Inc., Escrow Associates, LLC and MASUBI LLC

10.2 Intellectual Property Security Agreement dated July 22, 2002 between MASUBI LLC and SDS Merchant Fund, L.P.

10.3 Promissory Note dated July 22, 2002 for the principal amount of $300,000, made by Merlin Software Technologies International, Inc. and payable to the order of SDS Merchant Fund, L.P.

10.4 Securities Purchase Agreement dated July 22, 2002 among Merlin Software Technologies International, Inc., SDS Merchant Fund L.P., Pequot Scout Fund, L.P., Narragansett I, L.P. and Narragansett Offshore Ltd.

10.5 Stockholders Agreement dated July 22, 2002 among MASUBI LLC, Merlin Software Technologies International, Inc. and SDS Merchant Fund L.P.

10.6 Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of MASUBI LLC

10.7 Promissory Note dated July 22, 2002 for the principal amount of $250,000, made by Merlin Software Technologies International, Inc. and payable to the order of SDS Merchant Fund, L.P.

10.8 Operating Agreement among MASUBI LLC and the holders of MASUBI LLC's Series A Preferred Units and Common Units

10.9 Escrow Agreement dated July 22, 2002 among MASUBI LLC, SDS Merchant Fund, L.P. and Jenkens & Gilchrist Parker Chapin LLP

10.10 Escrow Agreement dated July 22, 2002 among MASUBI LLC, Merlin Software Technologies International, Inc., SDS Merchant Fund, L.P. and Jenkens & Gilchrist Parker Chapin LLP

10.11 Pledge Agreement dated July 22, 2002 made by Merlin Software Technologies International, Inc. in favor of Narragansett I, L.P., Narragansett Offshore Ltd., Pequot Scout Fund, L.P. and SDS Merchant Fund, L.P.

10.12 Common Stock Purchase Warrant dated July 22, 2002, Certificate No. 1, granted by MASUBI LLC to Merlin Software Technologies International, Inc.

10.13 Common Stock Purchase Warrant dated July 22, 2002, Certificate No. 2, granted by MASUBI LLC to Narragansett I, L.P.

10.14 Common Stock Purchase Warrant dated July 22, 2002, Certificate No. 3, granted by MASUBI LLC to Pequot Scout Fund, L.P.

10.15 Common Stock Purchase Warrant dated July 22, 2002, Certificate No. 4, granted by MASUBI LLC to Narragansett Offshore Ltd.

10.16 Common Stock Purchase Warrant dated July 22, 2002, Certificate No. 5, granted by MASUBI LLC to SDS Merchant Fund, L.P.

10.17 Amended and Restated Promissory Note dated July 22, 2002 for the principal amount of $3,656,527, made by Merlin Software Technologies International, Inc. and payable to the order of SDS Merchant Fund, L.P.

10.18 Software License Agreement dated July 22, 2002 among MASUBI LLC, Merlin Software Technologies International, Inc. and Merlin Software Technologies, Inc.

10.19 Escrow Agreement dated July 22, 2002 among Merlin Software Technologies International, Inc., Narragansett I, L.P., Narragansett Offshore Ltd., Pequot Scout Fund, L.P. and SDS Merchant Fund L.P., and SDS Merchant Fund L.P. as escrow agent

10.20 Subsidiary Guaranty Agreement dated July 22, 2002 between MASUBI LLC and SDS Merchant Fund, L.P.

10.21 Amendment No. 1 to Security Agreement dated July 22, 2002, made by Merlin Software Technologies International, Inc. in favor of Narragansett I, L.P., Narragansett Offshore Ltd., Pequot Scout Fund, L.P. and SDS Merchant Fund, L.P.

10.22 Amendment No. 1 to Intellectual Property Security Agreement dated July 22, 2002, made by Merlin Software Technologies International, Inc. in favor of Narragansett I, L.P., Narragansett Offshore Ltd., Pequot Scout Fund, L.P. and SDS Merchant Fund, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC.

Date: August 20, 2002

/s/Robert Heller
Robert Heller, Executive Vice-President